                                                                  EXHIBIT (a)(2)


                             LETTER OF TRANSMITTAL

                      To Tender Shares of Common Stock of

                                EMusic.com Inc.

                       Pursuant to the Offer to Purchase
                             Dated April 20, 2001

                                      by

                          Universal Acquisition Corp.
                           a wholly owned subsidiary

                                      of

                          Universal Music Group, Inc.

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON THURSDAY, MAY 17, 2001, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                    American Stock Transfer & Trust Company



     By Mail, Hand or Overnight Courier:                 By Facsimile Transmission:
   American Stock Transfer & Trust Company            (For Eligible Institutions Only)
               59 Maiden Lane                                  (718) 234-5001
             New York, NY 10038

                                                          Confirm by Telephone to:
                                                               (212) 936-5100
                                                               (718) 921-8200

                              DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------
                                                  Share Certificate(s) Enclosed and Shares
Name(s) and Address(es) of Registered Holder(s)                   Tendered
 (Please fill in, if blank, exactly as name(s)       (Attach additional signed list if
      appear(s) on Share Certificate(s))                         necessary)
-------------------------------------------------------------------------------------------
                                                                    Number of
                                                                      Shares
                                                     Share         Represented     Number
                                                  Certificate       by Share      of Shares
                                                  Number(s)(1)  Certificate(s)(1) Tendered
                                             ----------------------------------------------

                                             ----------------------------------------------

                                             ----------------------------------------------

                                             ----------------------------------------------

                                             ----------------------------------------------

                                             ----------------------------------------------
                                                 Total Shares

(1) Need not be completed by Book-Entry Stockholders. Unless otherwise indicated, it will be assumed that all Shares represented by Share certificates delivered to the Depositary are being tendered hereby. See Instruction 4.
DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

                  HOW TO COMPLETE THIS LETTER OF TRANSMITTAL:

   1. READ THE INSTRUCTIONS BEGINNING ON PAGE 8 CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

   2. FILL IN THE BOX LABELED "DESCRIPTION OF SHARES TENDERED" ON THE COVER PAGE OF THIS BOOKLET.

   3. IF YOU ARE SUBMITTING SHARES BY BOOK-ENTRY TRANSFER OR BY GUARANTEED DELIVERY, OR IF ANY OF YOUR SHARE CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN, COMPLETE THE APPROPRIATE BOX(ES) ON PAGE 3.

   4. SIGN, DATE AND COMPLETE THE BOX ON PAGE 6 LABELED "IMPORTANT-- STOCKHOLDER SIGN HERE."

   5. FILL IN AND SIGN THE "SUBSTITUTE FORM W-9" ON PAGE 13.

   6. READ INSTRUCTION 1 ON PAGE 8 TO DETERMINE IF YOUR SIGNATURE ON PAGE 6 IS REQUIRED TO BE GUARANTEED. IF IT IS, HAVE AN ELIGIBLE INSTITUTION (AS DEFINED IN INSTRUCTION 1) COMPLETE THE BOX ON PAGE 7 LABELED "SIGNATURE GUARANTEE--ONLY IF REQUIRED."

   7. IF YOU WANT THE PAYMENT FOR YOUR SHARES ISSUED IN THE NAME OF ANOTHER PERSON OR SENT TO ANOTHER ADDRESS, COMPLETE EITHER THE "SPECIAL PAYMENT INSTRUCTIONS" BOX OR THE "SPECIAL DELIVERY INSTRUCTIONS" BOX. BOTH BOXES CAN BE FOUND ON PAGE 7.

   8. SEND THIS ENTIRE BOOKLET BY MAIL OR COURIER, OR DELIVER IT BY HAND, TO THE DEPOSITARY AT THE ADDRESS LISTED ON THE COVER PAGE OF THIS BOOKLET.


To EMusic.com Inc. Stockholders:

  As a stockholder of EMusic.com Inc., you are to use this Letter of Transmittal if you are accepting the Offer by (1) sending the Depositary actual certificates for your Shares or (2) delivering your Shares by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2, and pursuant to the procedures set forth in Section 3, of the Offer to Purchase), unless you utilize an Agent's Message (as defined in Instruction 2 on page 8).

  If the certificates for your Shares are not immediately available or if you cannot deliver to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) either the certificates for your Shares or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to your Shares (along with all of the other documents required hereby), you must tender your Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Also, see Instruction 2.

  DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

  If you are tendering your Shares by book-entry transfer or if you will need to use the guaranteed delivery procedure mentioned above, check the appropriate box on the following page and fill in the required information. If the certificates for your Shares have been lost, destroyed or stolen, check the appropriate box on the next page and contact the Depositary directly for assistance in obtaining replacement certificates.

  NOTE THAT SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

                                      Universal Acquisition Corp.

                                      April 20, 2001

 BOOK-ENTRY TRANSFER

 [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution ___________________________________________

   Account Number __________________________________________________________

   Transaction Code Number _________________________________________________



 GUARANTEED DELIVERY

 [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
    OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

   Name of Registered Owner(s) _____________________________________________

   Window Ticket Number (if any) ___________________________________________

   Date of Execution of Notice of Guaranteed Delivery ______________________

   Name of Institution that Guaranteed Delivery ____________________________

   If delivered by Book-Entry Transfer, check box and give the following information: [_]

   Account Number __________________________________________________________

   Transaction Code Number _________________________________________________



 LOST CERTIFICATES

 [_] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
    HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11. YOU MUST CONTACT THE DEPOSITARY DIRECTLY TO REPLACE ANY LOST, DESTROYED OR STOLEN CERTIFICATES REPRESENTING SHARES YOU INTEND TO TENDER.

   Number of Shares represented by lost, destroyed or stolen certificates: _

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

Ladies and Gentlemen:

  The undersigned hereby tenders to Universal Acquisition Corp., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Universal Music Group, Inc., a California corporation ("UMG"), the above-described shares of Common Stock, par value $0.001 per share (the "Shares"), of EMusic.com Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares at a price of $0.57 per Share, net to the seller in cash, without interest thereon (the "Offer Price") upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 20, 2001 and in this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"). The undersigned understands that Purchaser reserves the right to assign, in whole or from time to time in part, to UMG or to any direct or indirect subsidiary of UMG the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such assignment will not relieve Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering Stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

  The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of April 6, 2001 (the "Merger Agreement"), by and among UMG, Purchaser and the Company.

  Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after April 20, 2001 (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions), on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

  By executing this Letter of Transmittal, the undersigned irrevocably appoints Purchaser, its officers and designees, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of the stockholders of the Company or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its or his substitute shall in its or his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its or his substitute shall in its or his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or its or his substitute shall in its or his sole discretion deem proper with respect to, all of the Shares (and any and all Distributions), tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for Shares (or other Distributions), to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the stockholders of the Company.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase this tender is irrevocable.

  The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the Merger Agreement, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated in the box on page 7 labeled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above in the box on the cover page of this booklet labeled "Description of Shares Tendered." Similarly, unless otherwise indicated in the box on page 7 labeled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above in the box on the cover page of this booklet labeled "Description of Shares Tendered." In the event that the boxes on page 7 labeled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box on page 7 labeled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

                                   IMPORTANT
                             STOCKHOLDER SIGN HERE
                   (Also Complete Substitute Form W-9 Below)

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

 Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5. (For information concerning signature guarantees see Instruction 1.)

 Dated: ______________________________________________________________ , 2001

 Name(s) ____________________________________________________________________

 ____________________________________________________________________________
                                (Please Print)

 Capacity ___________________________________________________________________
                             (See Instruction 5)

 Address ____________________________________________________________________
                             (Including Zip Code)

 Area Code and Telephone No. (Business) _____________________________________

 Area Code and Telephone No. (Residence) ____________________________________

 Tax Identification or Social Security No. __________________________________
                                      (Complete the Substitute Form W-9
                                      contained herein)

                     SIGNATURE GUARANTEE--ONLY IF REQUIRED
                              (See Instruction 1)

 Authorized Signature _______________________________________________________

 Name _______________________________________________________________________
                                (Please Print)

 Title ______________________________________________________________________
                                (Please Print)

 Name of Firm _______________________________________________________________

 Address ____________________________________________________________________
                              (Include Zip Code)

 Area Code and Telephone No. ________________________________________________

 Dated _______________________________________________________________ , 2001

                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
                    PLACE MEDALLION GUARANTEE IN THIS SPACE




                                             SPECIAL DELIVERY INSTRUCTIONS
    SPECIAL PAYMENT INSTRUCTIONS               (See Instructions 1 and 7)
 (See Instructions 1, 5, 6, and 7)


                                              Fill in ONLY if the check is
    Fill in ONLY if the check is           to be issued in the name set
 to be issued in a name other than         forth above but DELIVERED to an
 that set forth above.                     address other than that set forth
                                           above.


 Issue and deliver check to:
                                           Deliver check to:


 Name _____________________________
           (Please Print)                  Name _____________________________
 Address __________________________                  (Please Print)
 __________________________________        Address __________________________
 __________________________________        __________________________________
 __________________________________        __________________________________
         (Include Zip Code)                __________________________________
 __________________________________                (Include Zip Code)

   (Tax Identification or Social
          Security Number)

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  (1) Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on page 7 or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

  (2) Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders of the Company either if Share certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with a book-entry transfer) and any other required documents, must be received by the Depositary at its address set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at such address prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in
Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

  Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in Section 3 of the Offer to Purchase.

  Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all tendered Shares, in proper form for transfer (or the Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq Stock Market is open for business.

  The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are subject to such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

  The signatures on this Letter of Transmittal cover the Shares tendered hereby.

  THE METHOD OF DELIVERY OF CERTIFICATES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE STOCKHOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of acceptance of their Shares for payment.

  (3) Inadequate Space. If the space provided in the box on the cover page of this booklet labeled "Description of Shares Tendered" is inadequate, the number of Shares tendered and the Share certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

  (4) Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares evidenced by any Share certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box on the cover page of this booklet labeled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  (5) Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

  If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Share certificates or separate stock powers are required unless payment or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the Share certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Share certificates. Signature(s) on any such Share certificates or stock powers must be guaranteed by an Eligible Institution.

  (6) Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share certificates evidencing the Shares tendered hereby.

  (7) Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or Share certificates for Shares not accepted for payment or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on page 7 of this Letter of Transmittal should be completed. Any stockholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box on page 7 labeled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the same account at the Book-Entry Transfer Facility as the account from which such Shares were delivered.

  (8) Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal (including these Instructions), the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone numbers set forth on the back of this booklet, or from brokers, dealers, commercial banks or trust companies.

  (9) Waiver of Conditions. Subject to the Merger Agreement, Purchaser reserves the absolute right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer, in whole or in part, in the case of all (but not less than all) Shares tendered.

  (10) Backup Withholding. In order to avoid "backup withholding" of federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 in this Letter of Transmittal and certify, under penalties of perjury, that such TIN is correct and that such stockholder is not subject to backup withholding.

  Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the Internal Revenue Service. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

  The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification

Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

  Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  (11) Lost, Destroyed or Stolen Share Certificates. If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the appropriate box on page 3. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Share certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

  Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such stockholder's correct taxpayer identification number on Substitute Form W-9 below. If such stockholder is an individual, the taxpayer identification number is his or her social security number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

  Certain stockholders (including, among others, all corporations, and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a taxpayer identification number).

What Number to Give the Depositary

  The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for in the TIN in Part 1, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price until a TIN is provided to the Depositary.

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

 SUBSTITUTE             Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND
                        CERTIFY BY SIGNING AND
                        DATING BELOW.

 Form W-9
 Department of                                         ----------------------
 the Treasury                                          Social Security Number
 Internal Revenue                                      (If awaiting TIN write
 Service                                                   "Applied For")


 Payer's Request for Taxpayer                                    OR
 Identification Number ("TIN")

                                                       ----------------------
                                                       Employer Identification
                                                               Number
                                                       (If awaiting TIN write
                                                           "Applied For")
-------------------------------------------------------------------------------
 Part 2--Certificate--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me), and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
-------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines).
-------------------------------------------------------------------------------

 SIGNATURE ____________________  DATE _______ , 2001        [_] Part 3--
                                                            Awaiting TIN


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

          YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable cash payments made to me thereafter may be withheld, but that such amounts may be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

 Signature ________________________      Date ______________ , 2001

  Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its address and telephone numbers set forth below:

                    The Information Agent for the Offer is:

                        [LOGO OF GEORGESON SHAREHOLDER]

                                17 State Street
                           New York, New York 10004
                Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064